UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C.  20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 3, 2008

_______UNICO, INCORPORATED_______

 (Exact name of registrant as specified in its charter)

______Arizona   ____              ______000-30239_____         ________13-4171971________

(State of Incorporation)           (Commission file number)      (I.R.S. Employer Identification No.)

8880 Rio San Diego Drive, 8th Floor, San Diego, California 92108

   (Address of principal executive offices, zip code)

_______________(619) 209-6124______________

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Section 3.

Securities and Trading Markets

Item 3.02

Unregistered Sales of Equity Securities

Partial Conversion of Convertible Debenture

Effective September 3, 2008, Tuxedo Holdings, a Turks and Caicos company, converted $31,927.41 principal and $572.59 accrued interest, of a Convertible Debenture with an initial principal balance of $200,000.  The conversion price was $0.065 per share, which was 50% of the closing price of Unico, Incorporated (“Unico”) common stock on September 3, 2008.  Tuxedo Holdings received 500,000 shares of the Unico common stock in the conversion.

Effective September 17, 2008, Tuxedo Holdings, a Turks and Caicos company, converted $12,001.23 principal and $498.77 accrued interest, of a Convertible Debenture with an initial principal balance of $200,000.  The conversion price was $0.0225 per share, which was 50% of the closing price of Unico, Incorporated (“Unico”) common stock on September 17, 2008.  Tuxedo Holdings received 500,000 shares of the Unico common stock in the conversion.

The Convertible Debenture held by Tuxedo Holdings bears interest at the rate of eight percent (8.0%) per annum, and is convertible to shares of Unico’s common stock at fifty percent (50.0%) of the closing bid price of Unico’s common stock on the date of conversion.  It has a current principal balance owing of approximately $151,004.13.

Partial Conversion of Convertible Debenture

Ray C. Brown, Chairman of the Board of Directors of Unico, has made the following conversions of amounts owed to him under a Convertible Debenture to shares of Unico common stock.

1.  On July 21, 2008, $3,817.73 of accrued interest was converted to 39,768 shares at the conversion price of $0.096 per share;

2.  On August 22, 2008, $8,668.20 of accrued interest was converted to 72,235 shares at the conversion price of $0.12 per share;

3.  On September 4, 2008, $10,174.43 of accrued interest and $557.57 of principal was converted to 134,150 shares at the conversion price of $0.08 per share;

The Convertible Debenture held by Ray C. Brown bears interest at the rate of ten percent (10.0%) per annum, and is convertible to shares of Unico’s common stock at eighty percent (80.0%) of the closing bid price of Unico’s common stock on the date of conversion.  It has a current principal balance owing of approximately $448,956.32.

Registration Exemption

Unico relied upon Section 4(2) of the Securities Act of 1933 in each of the stock issuances described above for transactions not involving any public offering.  Each of the purchasers had access to Unico’s periodic reports, and acquired the underlying Convertible Debentures with investment intent.  No underwriters were involved in the securities issuances, and no underwriting discounts or commissions were paid by Unico.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICO INCORPORATED

Date: September 23, 2008

/s/ Mark A. Lopez

Mark A. Lopez, Chief Executive Officer

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